UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2014 (September 8, 2014)

MABVAX THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to Current Report on Form 8-K is being filed solely to provide the exact number of eligible shares (after giving effect to certain conversion limitations relating to the Series A-1 and Series B Convertible Preferred Stock) voting in favor of each proposal at the Special Meeting of the Stockholders that concluded on September 8, 2014. No other information included in the Current Report on Form 8-K filed with the SEC on September 9, 2014 is amended or changed by this Current Report on Form 8-K/A.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 8, 2014 MabVax Holdings Inc., or MabVax, reconvened its Special Meeting of Stockholders that previously commenced on August 20, 2014 at its offices located at 11588 Sorrento Valley Rd., Suite 20, San Diego, CA 92121. Of the 17,683,617 shares of MabVax’s common stock entitled to vote at the meeting (after giving effect to certain limitations on conversions applicable to the holders of Series A-1 and Series B Convertible Preferred Stock) 14,313,256 shares were represented at the meeting in person or by proxy, constituting a quorum. Preliminary voting results are presented below.

1. Approval of an amendment to MabVax’s amended and restated certificate of incorporation to effect a reverse stock split of its common stock at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,176,211	133,898	3,147	0

2. Approval of an amendment and restatement of MabVax’s amended and restated certificate of incorporation to (a) increase the number of shares of common stock to a new total of 150,000,000 shares, (b) increase the number of shares of MabVax’s preferred stock to a new total of 15,000,000 shares, and (c) change the Company’s name from Telik to “MabVax Therapeutics Holdings, Inc.”:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,803,965	76,428	17,912	1,414,951

3. Authorization to adjourn the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1and/or Proposal 2:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,101,125	194,550	17,581	0

All proposals were approved by the holders of a majority of the outstanding shares of MabVax’s common stock eligible to vote on such proposals. The voting results presented above give effect to the limitations on conversion applicable to holders of the Series A-1 and Series B Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: October 17, 2014	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer